UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

The Western Union Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

THE WESTERN UNION COMPANY

ANNUAL MEETING OF STOCKHOLDERS
May 18, 2018
8:00 a.m. (EDT)

The Langham Place Hotel
400 Fifth Avenue, 3rd Floor
New York, NY 10018

Directions to be able to attend
The Western Union Company Annual Meeting
and vote in person are available on
the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 18, 2018.

Notice is hereby given that the Annual Meeting of Stockholders of The Western Union Company will be held at The Langham Place Hotel, 400 Fifth Avenue, 3rd Floor, New York, NY 10018 on May 18, 2018 at 8:00 a.m. (EDT).

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at  www.proxydocs.com/wu

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 4, 2018 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

COMPANY PROPOSALS.
The Board of Directors recommends that you vote FOR proposals 1, 2, 3 and 4:
Election of Directors:
1a	Martin I. Cole	1f	Roberto G. Mendoza
1b	Hikmet Ersek	1g	Michael A. Miles, Jr.
1c	Richard A. Goodman	1h	Robert W. Selander
1d	Betsy D. Holden	1i	Frances Fragos Townsend
1e	Jeffrey A. Joerres	1j	Solomon D. Trujillo

Other Matters:
2.	Advisory Vote to Approve Executive Compensation
3.	Ratification of Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2018
4.	Approval of Amendment to the Charter to Reduce the Threshold Stock Ownership Requirement for Stockholders to Call a Special Meeting

STOCKHOLDER PROPOSAL.

The Board of Directors recommends that you vote AGAINST the following stockholder proposal:
5.	Stockholder Proposal Regarding Political Contributions Disclosure

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

 www.proxypush.com/wu

●Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (EDT) on May 17, 2018.
●Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.
Scan the QR code to the right for mobile voting.

Your Internet vote authorizes named proxies, Hikmet Ersek and Caroline Tsai, to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.investorelections.com/wu . Follow the instructions to log in, and order copies.
Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.
Email – Send us an email at paper@investorelections.com with “wu Materials Request” in the subject line. The email must include:
●	The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
●	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
●	If you choose email delivery you must include the email address.
●	If you would like this election to apply to delivery of materials for all future meetings, write the word “Permanent” and include the last 4 digits of your Social Security Number or Tax ID number in the email.

Directions to be able to attend the Annual Meeting

The Annual Meeting will be held at The Langham Place Hotel, 400 Fifth Avenue, 3rd Floor, New York, NY 10018, located between 36th and 37th Streets in New York City, New York. To gain admission, you will need to show that you are a stockholder of the Company. All stockholders will be required to show valid, government-issued, picture identification or an employee badge issued by the Company. If your shares are registered in your name, your name will be compared to the list of registered stockholders to verify your share ownership. If your shares are in the name of your broker or bank, you will need to bring evidence of your share ownership, such as your most recent brokerage account statement or a legal proxy from your broker. If you do not have valid picture identification and proof that you own Company shares, you will not be admitted to the Annual Meeting. All packages and bags are subject to inspection. Please note that the registration desk will open at 7:30 a.m. Please arrive in advance of the start of the meeting to allow time for identity verification.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 18, 2018.

THE WESTERN UNION COMPANY

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 20, 2018
Date: May 18, 2018	Time: 8:00 AM EDT
Location:	The Langham Place Hotel
400 Fifth Avenue, 3rd Floor
New York, NY 10018

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
COMBINED DOCUMENT

How to View Online:
Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔  XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2018 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔  XXXX XXXX XXXX XXXX   (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote FOR
the following proposals:

1.	Election of Directors

Nominees:

	1a.	Martin I. Cole

	1b.	Hikmet Ersek

	1c.	Richard A. Goodman

	1d.	Betsy D. Holden

	1e.	Jeffrey A. Joerres

	1f.	Roberto G. Mendoza

	1g.	Michael A. Miles, Jr.

	1h.	Robert W. Selander

	1i.	Frances Fragos Townsend

	1j.	Solomon D. Trujillo

2.	Advisory Vote to Approve Executive Compensation

3.	Ratification of Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2018

4.	Approval of Amendment to the Charter to Reduce the Threshold Stock Ownership Requirement for Stockholders to Call a Special Meeting

The Board of Directors recommends you vote AGAINST the following proposal:

5.	Stockholder Proposal Regarding Political Contributions Disclosure

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions